UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 9, 2018 (October 5, 2018)

Date of Report (Date of earliest event reported)

PLAYAGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38357	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5475 S. Decatur Blvd., Suite #100

Las Vegas, Nevada 89118

(Address of principal executive offices) (Zip Code)

(702) 722-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into Material Definitive Agreement.

On October 5, 2018 (the “Closing Date”), AP Gaming I, LLC (the “Borrower”), a Delaware limited liability company and wholly owned indirect subsidiary of PlayAGS, Inc. (the “Company”), as borrower, and AP Gaming Holdings, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of the Company (“Holdings”), as holdings, entered into an Incremental Assumption and Amendment Agreement No. 2 (the “Incremental Agreement”) with certain of the Borrower’s subsidiaries, the lenders party thereto from time to time and Jefferies Finance LLC, as administrative agent (the “Administrative Agent”). The Incremental Agreement amended and restated that certain First Lien Credit Agreement, dated as of June 6, 2017, as amended on December 6, 2017 and as amended and restated on February 7, 2018 (the “Existing Credit Agreement”), among the Borrower, Holdings, the lenders party thereto, the Administrative Agent and other parties named therein (the “Amended and Restated Credit Agreement”), to (a) reduce the applicable interest rate margin for the Term B Loans (as repriced, the “Repriced Term B Loans”) under the Credit Agreement by 0.75% (which reduction shall be by 1.00% if at any time on or after the Closing Date the Borrower receives a corporate credit rating of at least B1 from Moody’s, regardless of any future rating) and (b) provide for the incurrence by the Borrower of incremental term loans in an aggregate principal amount of $30,000,000 (the “Incremental Term Loans” and together with the Repriced Term B Loans, the “Term B Loans”). The net proceeds of the Incremental Term Loans are expected to be used for general corporate purposes and additional capital to accelerate growth.

The Amended and Restated Credit Agreement also provides that any refinancing of the Term B Loans through the issuance of certain debt or any repricing amendment, in either case, that constitutes a “repricing event” applicable to the Term B Loans resulting in a lower yield occurring at any time during the first six months after the Closing Date will be accompanied by a 1.00% prepayment premium or fee, as applicable.

The Incremental Term Loans have the same terms as the Borrower’s Repriced Term B Loans. Other than as described above, the Term B Loans continue to have the same terms as provided under the Existing Credit Agreement. Additionally, the parties to the Amended and Restated Credit Agreement continue to have the same obligations set forth in the Existing Credit Agreement. Other than as described above, the provisions of the Term B Loans and the obligations under the Existing Credit Agreement are described in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Indebtedness – First Lien Credit Facilities” in the Company’s Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on March 30, 2018, which description is hereby incorporated by reference into this Form 8-K.

The foregoing description of the Incremental Agreement and the Amended and Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Incremental Agreement, a copy of which is filed as Exhibit 10.1 hereto and the full text of the Amended and Restated Credit Agreement, which is attached as Annex A to the Incremental Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure

On October 8, 2018, the Company issued a press release announcing the consummation of the repricing and the incremental incurrence of the Term B Loans, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Additionally, on October 8, 2018, at 3:30 PM Pacific Time (6:30 PM Eastern Time) the Company conducted an investor presentation at the G2E conference. The presentation is available on the Company’s website at http://investors.playags.com/overview/default.aspx.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

The information in this Current Report on Form 8-K contains forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the public offering and other statements identified by words such as “believe,” “will,” “may,” “might,” “likely,” “expect,” “anticipates,” “intends,” “plans,” “seeks,” “estimates,” “believes,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. All forward-looking statements are based on current expectations and projections of future events. These forward-looking statements reflect the current views, models, and assumptions of the Company, and are subject to various risks and uncertainties that cannot be predicted or qualified and could cause actual results in the Company’s performance to differ materially from those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to, the ability of the Company to maintain strategic alliances, unit placements or installations, grow revenue, garner new market share, secure new licenses in new jurisdictions, successfully develop or place proprietary product, comply with regulations, have its games approved by relevant jurisdictions and other factors set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on March 30, 2018. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned that all forward-looking statements speak only to the facts and circumstances present as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1	Incremental Assumption and Amendment Agreement No. 2, dated as of October 5, 2018, by and among AP Gaming Holdings, LLC, AP Gaming I, LLC, each subsidiary loan party listed on the signature pages thereof, Jefferies Finance LLC and the lenders from time to time party thereto.

99.1	Press Release, dated October 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYAGS, INC.

Date: October 9, 2018	By:	/s/ Kimo Akiona
Name: Kimo Akiona
Title: Chief Financial Officer, Chief Accounting Officer and Treasurer
(Principal Financial and Accounting Officer)